                   -------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) December 10, 1999 (November 25,
                                                 -------------------------------
1999)
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                          INTERNET SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)

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                                     Florida
                 (State or other jurisdiction of incorporation)

       000-22855                                         65-0704152
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

225 Richmond Street. West, Suite 403, Toronto, Ontario, Canada,    M5V 1W 2
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (416) 599-8800
                                                     --------------

                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  RESIGNATION OF REGISTRANT'S DIRECTORS

         On November 25, 1999, Mr. David Samuel tendered his resignation from the Registrant from his position as a director. The Registrant believes that there was no disagreement by Mr. Samuel with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Samuel's resignation. A copy of Mr. Samuel's letter of resignation is included herewith.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     December 10, 1999          INTERNET SPORTS NETWORK, INC.



                                      /s/ Andrew DeFrancesco
                                      -----------------------------
                                      By: Andrew DeFrancesco
                                      Its: President and Director


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MEMORANDUM

DATE:    11/25/99

TO:      Andy DeFrancesco

FROM:    David Samuel

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Andy:

I am forwarding this fax to confirm my resignation from the Board of ISN. As per my previous email, my resignation is effective Monday, November 15, 1999. I wish you all the best. If I can at all be helpful, please don't hesitate to call.

Best regards,

/s/ David Samuel
------------------------------
David Samuel